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                                  EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 9, 1999 included in Todd-AO Corporation's Form 10-K for the year ended August 31, 1999 and to all references to our Firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP

Los Angeles, California
December 28, 2000


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